Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 736,000,000
Previously Paid Amount	0
Total Fee Amount	112,681.6
Total Offset Amount	0
Net Fee	$ 112,681.6